Exhibit 99.1

FORM OF CONVERSION AGREEMENT

            (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Notes (as defined below) hereunder, a “Holder”), enters into this Conversion Agreement (this “Agreement”) with Horizon Pharma Inc. (the “Company”) and Horizon Pharma Public Limited Company (the “Parent”) on October     , 2014 whereby, in exchange for the cash payments specified below, the Holders will convert (the “Conversion”) the Company’s 5.00% Convertible Senior Notes due 2018 (the “Notes”) into ordinary shares of the Parent (the “Ordinary Shares”) pursuant to the provisions of that certain Indenture, dated as of November 22, 2013, as supplemented (the “Indenture”), between the Company and U.S. Bank National Association, as the Trustee (the “Trustee”). Capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Indenture.

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Conversion of the Notes for Ordinary Shares

On the date hereof, the Undersigned hereby agrees to cause the Holders to comply with the procedures of the Depositary to convert the Converted Notes pursuant to Section 14.02 of the Indenture. The Company shall elect Physical Settlement to settle conversions of the Converted Notes in accordance with Section 14.02 of the Indenture. At the Closing, the Parent shall deliver the Shares specified below in settlement of the conversion of the Converted Notes, and the Company shall pay the Total Cash Payment:

Principal Amount of Notes to be converted:	$
(the “Converted Notes”).

Number of Ordinary Shares to be issued in the Conversion:		shares
(the “Shares”).

Cash payment to induce the conversion of the Converted Notes:	$
(the “Cash Inducement Payment”).

Cash for Accrued but Unpaid Interest on Converted Notes:	$
(the “Cash Interest Payment”).

Total Cash Payment (sum of the Cash Inducement Payment and Cash Interest Payment):	$
(the “Total Cash Payment”).

The parties hereto agree that, notwithstanding Section 14.02(h) of the Indenture, the Cash Interest Payment shall be made in respect of accrued and unpaid interest on the Converted Notes.

The closing of the Conversion (the “Closing”) shall occur on a date (the “Closing Date”) no later than four business days after the date of this Agreement (assuming the timely submission of the Notes for Conversion). At the Closing, the Shares shall be delivered in accordance with the procedures specified in the Indenture and the Company shall deliver to each Holder any cash payments in respect of fractional shares as specified in accordance with Section 14.02(j) of the Indenture.

In addition, at the Closing, the Company shall deliver to each Holder the portion of the Total Cash Payment specified on Exhibit A hereto (or, if there are no Accounts, the Company shall deliver to the

Undersigned, as the sole Holder, the Total Cash Payment specified above); provided, however, that the parties acknowledge that the delivery of the Shares to the Holders may be delayed due to procedures and mechanics within the system of the Depository Trust Company or the NASDAQ Global Market and that such delay will not be a default under this Agreement or the Indenture so long as (i) the Company is using its commercially reasonable efforts to effect the issuance of the Shares, and (ii) such delay is no longer than five business days. Simultaneously with or after the Closing, the Parent and/or the Company may issue Ordinary Shares and/or make cash payments to one or more other holders of outstanding Notes or to other investors.

Article II: Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself) as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, the Parent, JMP Securities LLC and Cowen and Company, LLC and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Conversion contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Converted Notes, (iii) the number of Shares to be issued to such Account in respect of its Converted Notes, and (iv) the portions of the Cash Interest Payment, Cash Inducement Payment and Total Cash Payment to be paid to such Account.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and the Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Conversion will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder.

Section 2.3 Title to the Converted Notes. The Holder is the sole legal and beneficial owner of the Converted Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Converted Notes). The Holder has good, valid and marketable title to its Converted Notes, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Converted Notes or its rights in its Converted Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Converted Notes. Upon the Holder’s submission of its Converted Notes to the Trustee in connection with the Conversion, such Converted Notes shall be free and clear of all Liens created by the Holder.

Section 2.4 Qualified Institutional Buyer. The Holder is a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act.

Section 2.5 No Affiliate Status. The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the Holder did not acquire any of the Converted Notes, directly or indirectly, from an Affiliate of the Company. The Holder and its Affiliates collectively beneficially own and will beneficially own as of the Closing Date (but without giving effect to the Conversion) (i) less than 5% of the outstanding Ordinary Shares and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”). The Holder is not a subsidiary, affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Ordinary Shares or Voting Power (each such director, officer or beneficial owner, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the Holder.

Section 2.6 No Illegal Transactions. Each of the Undersigned and the Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Conversion or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company or JMP Securities LLC or Cowen and Company, LLC or any other person regarding the Conversion, this Agreement or an investment in the Ordinary Shares or the Company. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Conversion or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will deliver the Shares to close out or repay the borrow associated with any Short Sale executed by it prior to the date hereof, unless such Short Sale occurred after May 22, 2014 and at the time of such Short Sale, the Holder was not, and had not been during the consecutive three month period prior to such Short Sale, an “affiliate” within the meaning of Rule 144 promulgated under the Securities Act, of the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and the Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Holder that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Holder’s respective legal or compliance department (and thus have not been privy to any information concerning the Conversion), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Conversion provided by, the Undersigned.

Section 2.7 Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Conversion and has had the opportunity to review the Parent and the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of and receive answers from the officers of the Parent and the Company concerning the Parent, the Company, their business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Conversion, (c) the Holder, together with its professional advisers, is a sophisticated and experienced investor and is capable of evaluating, to its satisfaction, the accounting, tax, financial, legal and other risks associated with the Conversion, and that such Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Conversion and to make an informed investment decision with respect to such Conversion, and that such Holder is capable of sustaining any loss resulting therefrom without material injury, (d) the Holder understands that no federal or state agency has passed upon the merits or risks of an investment in the Ordinary Shares or made any finding or determination concerning the fairness or advisability of this investment, and (e) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Parent or the Company or any of their affiliates or representatives including, without limitation, JMP Securities LLC or Cowen and Company, LLC, except for the representations and warranties made by the Parent and the Company in this Agreement.

The Holder specifically understands and acknowledges that, on the date of this Agreement and on the Closing Date, each of the Company and the Parent has in its possession non-public information that could be material to the market price of the Notes and/or the Ordinary Shares, including but not limited to non-public information related to the Company’s and Parent’s financial and operational results for the quarter ended September 30, 2014, that it has not disclosed to the Holder. The Holder hereby represents and warrants that, in entering into this Agreement and consummating the transactions contemplated hereby, it does not require the disclosure of such non-public information to it by the Company or Parent in order to make an investment in the Ordinary Shares or a disposition of the Notes, and hereby waives all present or future claims arising out of or relating to the Company’s and Parent’s failure to disclose such non-public information to the Holder.

The Holder also specifically acknowledges that neither the Company nor Parent would not enter into this Agreement or any related documents in the absence of such Holder’s representations and acknowledgments set out in this Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company and Parent, and a substantial portion of the consideration provided by such Holder, in this transaction, and that the Company and Parent would not enter into this transaction but for this inducement.

The Holder agrees that it will, upon request, execute and deliver any additional documents reasonably deemed by the Company, the Parent, the Trustee or the transfer agent to be necessary or desirable to complete the Conversion.

Section 2.8 Tax Consequences of the Conversion. The Holder understands that the tax consequences of the Conversion will depend in part on its own tax circumstances. The Holder acknowledges that it must consult its own tax adviser about the federal, foreign, state and local tax consequences peculiar to its circumstances.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, JMP Securities LLC and Cowen and Company, LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Conversion contemplated hereby.

Section 3.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by each of the Parent and the Company and constitutes a legal, valid and binding obligation of the Parent and the Company, as the case may be, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Conversion will not violate, conflict with or result in a breach of or default under (i) the

Parent’s or Company’s charter, bylaws or other organizational documents, (ii) any agreement or instrument to which the Parent or the Company is a party or by which the Parent or the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Parent or the Company.

Section 3.3 Valid Issuance of the Ordinary Shares. The Shares (a) are duly authorized and, upon their issuance pursuant to the Conversion against delivery of the Converted Notes, will be validly issued, fully paid and non-assessable, (b) will not, at the Closing, be subject to any preemptive, participation, rights of first refusal or other similar rights, and (c) assuming the accuracy of each Holder’s representations and warranties hereunder, (i) will be issued in the Conversion exempt from the registration requirements of the Securities Act pursuant to either Section 3(a)(9) or Section 4(a)(2) of the Securities Act, and (ii) will, at the Closing, be free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act.

Section 3.4 Listing. When issued in the Conversion, the Shares shall be listed on each national securities exchange upon which the Ordinary Shares is then listed.

Section 3.5 Disclosure. On or before the first business day following the date of this Agreement, the Parent shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Conversion (to the extent not previously publicly disclosed).

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Conversion embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Costs and Expenses. The Undersigned, the Holders and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.

Section 4.4 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“PARENT”:	“COMPANY”:

HORIZON PHARMA PUBLIC LIMITED COMPANY	HORIZON PHARMA, INC.

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Conversion Agreement

Horizon Pharma Public Limited Company

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:

(in its capacities described in the first paragraph hereof)

By:
Name:
Title:

Signature Page to Conversion Agreement

Horizon Pharma Public Limited Company

EXHIBIT A

Converting Beneficial Owners

Name of Beneficial Owner	Principal Amount of Converted Notes	Number of Ordinary Shares	Portion of Cash Inducement Payment	Portion of Cash Interest Payment	Portion of Total Cash Payment